UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2013

AXOGEN, INC.

(Exact name of registrant as specified in its charter)

Minnesota	0-16159	41-1301878
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13859 Progress Boulevard, Suite 100, Alachua, Florida	32615
(Address of Principal Executive Offices)	(Zip Cope)

Registrant’s telephone number, including area code

(386) 462-6800

(Former name or former address if changed since last report,)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On August 1, 2013, Axogen, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Meeting”). The matters voted on by stockholders at the Meeting included (1) a proposal to elect eight (8) Directors to serve until the next Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified, (2) a proposal to ratify the appointment of Lurie Besikof Lapidus & Company, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013, (3) an advisory non-binding resolution to approve the compensation of the Company’s named executive officers, and (4) an advisory non-binding vote to determine whether the non-binding vote on the compensation of the Company’s named executive officer should occur every one, two or three years. There were represented at the Meeting, either in person or by proxy, 9,077,886 shares of the Company’s common stock, out of a total number of 11,139,939 shares of the Company’s common stock outstanding and entitled to vote at the Meeting. The results of the stockholders’ votes are as follows:

Proposal No.	1: Election of Directors:

Nominee	For	Withhold
Gregory G. Freitag	3,361,802	268,768
Mark Gold	3,400,671	229,899
Jamie Grooms	3,359,402	271,168
John Harper	3,524,449	106,121
Joe Mandato	3,524,449	106,121
Robert J. Rudelius	3,400,671	229,899
Karen Zaderej	3,506,423	124,147
John McLaughlin	3,483,180	147,390

Proposal No.	2: Ratification of Appointment of Lurie Besikof Lapidus & Company, LLP as Independent Registered Public Accounting Firm:

For	Against	Abstain
8,752,662	303,431	21,793

Proposal No.	3: Approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement:

For	Against	Abstain	Broker Non–Vote
3,471,090	153,304	6,176	5,447,316

Proposal No.	4: Recommend by a non-binding advisory vote the frequency of future non-binding advisory votes on the compensation of the Company’s named executive officers:

One Year	Two Years	Three Years	Abstain
414,323	200,218	1,991,580	1,024,449

The foregoing votes reflect that the proposals received the requisite votes to (i) elect all eight (8) of the nominees of the Board of Directors, (ii) ratify the appointment of the Company’s independent public accounting firm for the fiscal year ending December 31, 2013, (iii) approve the compensation paid to the Company’s named executive officers, and (iv) approve the frequency of the advisory non-binding vote on the compensation of the Company’s named executive officers every three years.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXOGEN, INC.

Date: August 6, 2013	By:	/s/ Gregory G. Freitag
Gregory G. Freitag
Chief Financial Officer